                                                          UNITED STATES

                                       SECURITIES AND EXCHANGE COMMISSION

                                                      Washington, D.C. 20549

                                                                FORM 8-K

                                                       CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                               Date of Report: December 16, 2009

                                                   BLUGRASS ENERGY, INC.

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                                  (Exact name of registrant as specified in its charter)

                        Nevada                                   333-135852               20-4952339

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         (State or other jurisdiction of            (Commission File        (IRS Employer

           incorporation)                                    Number)                     Identification Number)

                                        7609 Ralston Road, Arvada, CO 80002

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                               (Address of Principal Executive Offices) (Zip Code)

                                                     (403) 830-7566

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                           Registrant's telephone number, including area code

                                                                N/A

                                                               -------

                  (Former name or former address, if changed since last report)

       Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c)

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Blugrass Energy Inc. (The Registrant) and Petro Grande LLC. ("PG") have executed a letter of intent  on December 10, 2009. Petro Grande, LLC (“Petro Grande”) has acquired and is in the process of developing oil and gas interests in certain lands in Val Verde and Crockett Counties, Texas (the “Lands”). The purpose of this letter of intent (this “Letter”) is to describe the mutual present intentions of Petro Grande and Blugrass Energy, Inc. (“BluGrass”) with respect to the potential (a) acquisition by Blugrass of certain working interests from PG and (b) funding of certain operations relating to the drilling, completion and operation of wells located on the Lands as further described In Exhibit 10.1

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

        Exhibit No.                                 Description

           10.1                                           Letter of Intent

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         BLUGRASS ENERGY, INC.

                                         By: /s/ John Kenney Berscht

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                                             John Kenney Berscht, President

                                         Date: December 16, 2009